Description of Business	12 Months Ended
Jul. 31, 2020
Disclosure Description Of Business [Abstract]
Description of Business

1. Description of Business

HEXO Corp. (the "Company"), is a publicly traded corporation, incorporated in Ontario. HEXO is licensed to produce and sell cannabis and cannabis products under the Cannabis Act. Its head office is located at 3000 Solandt Road Ottawa, Canada. The Company's common shares are listed on the Toronto Stock Exchange ("TSX") and the New York Stock Exchange ("NYSE"), both under the trading symbol "HEXO".

COVID-19

In December 2019, a novel strain of coronavirus ("COVID-19") emerged in Wuhan, China. Since then, it has spread to most other countries and infections have been reported around the world. Canada confirmed its first case of COVID-19 on January 25, 2020 and its first death related to COVID-19 on March 9, 2020. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic. In response to the outbreak, governmental authorities in Canada and internationally have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. These measures remain in effect as at July 31, 2020. The COVID-19 outbreak and the response of governmental authorities to try to limit it are having a significant impact on the private sector and individuals, including unprecedented business, employment and economic disruptions. As of July 31, 2020, we have not observed material changes to our business as a direct result of the COVID-19 pandemic.